Systems, Equipment and Other Assets Related to Contracts, net	12 Months Ended
Dec. 31, 2016
Systems, Equipment and Other Assets Related to Contracts, net
Systems, Equipment and Other Assets Related to Contracts, net
Systems, Equipment and Other Assets Related to Contracts, net

	December 31,
($ thousands)	2016	2015

Land	574	590
Buildings	121,572	110,049
Terminals and systems	2,652,742	2,574,369
Furniture and equipment	172,666	177,425
Contracts in progress	169,367	92,356
	3,116,921	2,954,789
Accumulated depreciation	(1,917,247)	(1,827,271)
	1,199,674	1,127,518

The Company capitalized $1.5 million and $1.1 million of borrowing costs in 2016 and 2015, respectively. The rate used to determine the amount of borrowing costs eligible for capitalization was approximately 5.6% and 5.1% for 2016 and 2015, respectively, which was the effective interest rate of all borrowings.